Exhibit 10.6
                                CREDIT AGREEMENT


                           Dated as of March 27, 1998


                                      Among


                           UMC RESOURCES CANADA LTD.,
                                 as the Company,


                       THE CHASE MANHATTAN BANK OF CANADA,
                                    as Agent,


                                       and


                           THE LENDERS PARTIES HERETO

                                TABLE OF CONTENTS

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                                                                                                               Page


Article I: Definitions and Accounting Matters

         Section 1.01  Terms Defined Recitals.....................................................................1
                       ----------------------
         Section 1.02  Certain Defined Terms......................................................................1
                       ---------------------
         Section 1.03  Other Defined Terms........................................................................5
                       -------------------
         Section 1.04  Accounting Terms and Determinations........................................................5
                       -----------------------------------
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Article II:  Commitments

         Section 2.01  Loans and Bankers' Acceptances.............................................................5
                       ------------------------------
         Section 2.02  Borrowings, Renewals, Conversions, and Issuances...........................................6
                       ------------------------------------------------
         Section 2.03  Changes of Commitments.....................................................................8
                       ----------------------
         Section 2.04  Commitment Fee and Other Fees..............................................................8
                       -----------------------------
         Section 2.05  Lending Offices............................................................................8
                       ---------------
         Section 2.06  Several Obligations........................................................................8
                       -------------------
         Section 2.07  Notes......................................................................................8
                       -----
         Section 2.08  Prepayments................................................................................9
                       -----------
         Section 2.09  Available Canadian Subcommitment..........................................................10
                       --------------------------------
         Section 2.10  Acceptance Date Procedure.................................................................10
                       -------------------------
         Section 2.11  Purchase of Bankers' Acceptances..........................................................10
                       --------------------------------
         Section 2.12  Payment of Bankers' Acceptances...........................................................11
                       -------------------------------
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Article III:  Payments of Principal and Interest

         Section 3.01  Repayment of Loans........................................................................11
         Section 3.02  Interest..................................................................................11

Article IV:  Payments; Pro Rata Treatment; Computations; Etc.
         Section 4.01  Payments..................................................................................12
                       --------
         Section 4.02  Pro Rata Treatment........................................................................12
                       ------------------
         Section 4.03  Computations..............................................................................12
                       ------------
         Section 4.04  Non-receipt of Funds by the Administrative Agent..........................................13
                       ------------------------------------------------
         Section 4.05  Sharing of Payments, Etc..................................................................13
                       -------------------------
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Article V:  Yield Protection and Illegality

         Section 5.01  Additional Costs..........................................................................14
                       ----------------
         Section 5.02  Illegality................................................................................15
                       ----------
         Section 5.03  Additional Cost in Respect of Tax.........................................................15
                       ---------------------------------
         Section 5.04  Base Rate Loans pursuant to Sections 5.01 and 5.02........................................16
                       --------------------------------------------------
         Section 5.05  Compensation..............................................................................16
                       ------------
         Section 5.06  Avoidance of Taxes and Additional Costs...................................................16
                       ---------------------------------------
         Section 5.07  Limitation on Right to Compensation.......................................................17
                       -----------------------------------
         Section 5.08      Compensation Procedure................................................................17
                           ----------------------

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Article VI:  Conditions Precedent
         Section 6.01  Initial Loan or Bankers' Acceptance.......................................................17
                       -----------------------------------
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                                        i

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


         Section 6.02  Subsequent Borrowings.....................................................................18
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

Article VII:  Representations and Warranties

         Section 7.01  Incorporation By Reference................................................................19
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

Article VIII:  Affirmative Covenants

         Section 8.01  Incorporation By Reference................................................................19
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

Article IX:  Negative Covenants

         Section 9.01  Affirmation of Certain Covenants in Article IX of the U. S. Credit Agreement..............20
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

Article X:  Events of Default

         Section 10.01  Events of Default........................................................................20
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
ARTICLE XI:  The Administrative Agent
         Section 11.01  Incorporation by Reference...............................................................20
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
Article XII:  Miscellaneous

         Section 12.01  Incorporation by Reference...............................................................21
                        --------------------------
         Section 12.02  Amendments, Etc..........................................................................21
                        ---------------
         Section 12.03  Assignments and Participations...........................................................21
                        ------------------------------
         Section 12.04  Survival.................................................................................22
                        --------
         Section 12.05  GOVERNING LAW; SUBMISSION TO JURISDICTION................................................23
                        -------------  --------------------------
         Section 12.06  Effectiveness............................................................................23
                        -------------
         Section 12.07  Interpretation of Loan Documents.........................................................23
                        --------------------------------

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Exhibit A - Form of Note
Exhibit B - Form of Bankers' Acceptances
Exhibit C - Form of Assignment and Acceptance
Exhibit D - Form of Borrowing Request




                                       ii


                  This CREDIT AGREEMENT dated as of March 27, 1998 is among: UMC RESOURCES CANADA LTD, a company continued under the laws of the Province of British Columbia (the "Company"); each of the lenders that is a party hereto (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK OF CANADA, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Company, the Administrative Agent and the lenders parties thereto entered into that certain Credit Agreement dated March 18, 1997, as amended by that certain First Joint Amendment to Global Credit Agreement and Credit Agreement (Canada) dated December 3, 1997, (such credit agreement, as amended, the "Prior Credit Agreement").

         B. The Company has requested that the Administrative Agent and the Lenders refinance the obligations outstanding under the Prior Credit Agreement and make credit available to and on behalf of the Company on the terms and conditions stated herein.

         C. The Administrative Agent and the Lenders, subject to the terms and conditions stated herein, are willing to make such credit facilities available.

         D.  Subject  to  the  terms  and  conditions  set  forth  herein,   the
Administrative Agent and the Lenders have agreed to make certain credit available to the Company; and accordingly, the parties hereto agree as follows:

                  ARTICLE I: DEFINITIONS AND ACCOUNTING MATTERS

          Section 1.01 Terms Defined Recitals. As used in this Agreement, the terms defined in the Recitals shall have the meanings indicated in the Recitals.

         Section 1.02 Certain Defined Terms. As used herein including the Recitals, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

         "Acceptance Date" shall mean any Business Day on which a Bankers' Acceptance is issued and accepted by the Accepting Lender.

         "Acceptance Exposure" means, at any time, the aggregate face amount of all Bankers' Acceptances outstanding at such time for which the Company has not yet reimbursed the Accepting Lenders.

         "Accepting Lender" shall mean, as to any Bankers' Acceptance, the Administrative Agent or any other Lender which has accepted such Bankers' Acceptance pursuant to the terms of this Agreement.

         "Additional  Costs"  shall have the  meaning  assigned  to that term in
Section 5.01.

         "Aggregate Commitments" at any time shall equal the sum of the Commitments of all of the Lenders.

         "Affected  Loans"  shall  have the  meaning  assigned  to that  term in
Section 5.04.

         "Agreement" shall mean this Credit Agreement, as amended, supplemented or modified from time to time.

         "Allocated Canadian Borrowing Base" shall mean the amount designated as such by OEI- Louisiana under Section 2.09 of the U. S. Credit Agreement.

         "Applicable Lending Office" shall mean, for each Lender, the lending office of such Lender (or an Affiliate of such Lender) located in Canada designated on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) located in Canada as such Lender may from time to time specify to the Administrative Agent and the Company as the office at which its Loans are to be made and maintained and Bankers' Acceptances are to be accepted.

         "Applicable Margin" shall mean:

         (a) with respect to Base Rate Loans: the Applicable Margin for Base Rate Loans that are Conventional Loans under the U. S. Credit Agreement plus the then applicable Facility Fee Rate; provided, that if at any time, the Applicable Margin for Base Rate Loans plus the Base Rate is less than the Applicable Margin for Bankers' Acceptances plus the Discount Rate for Bankers' Acceptances having an Interest Period of 30 days, the Applicable Margin for Base Rate Loans shall be increased so that the Applicable Margin for Base Rate Loans plus the Base Rate will be not less than the Applicable Margin for Bankers' Acceptances plus the Discount Rate for Bankers' Acceptances having an Interest Period of 30 days; and

         (b) with respect to Bankers' Acceptances: the Applicable Margin for Eurodollar Loans that are Conventional Loans under the U. S. Credit Agreement plus the then applicable Facility Fee Rate.

         "Assignment and Acceptance" shall have the meaning assigned such term in Section 12.03(b).

         "Available Proceeds" shall mean the face amount of the Bankers' Acceptance less the applicable Discount Amount and the Stamping Fee.

         "Bankers' Acceptance" shall mean a bill of exchange drawn by the Company in Canadian Dollars, duly completed and accepted by a Lender, in a form customarily used by the Administrative Agent in creating bankers' acceptances and which otherwise meets any requirements of the Administrative Agent.

         "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the rate equal to the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         "Base Rate  Loans"  shall mean loans  which bear  interest  at the Base
Rate.

         "Borrowing" shall mean a utilization of the Commitments by way of Loans or by the issuance, acceptance and purchase of Bankers' Acceptances.

         "Business Day" shall mean any day on which commercial banks are not authorized or required to close in Toronto, Canada or Calgary, Canada.

         "Chase" shall mean The Chase Manhattan Bank of Canada.

         "Commitment" shall mean, as to each Lender, the obligation of such Lender to make Loans to the Company or accept Bankers' Acceptances from the Company in an aggregate amount at any one time outstanding equal to the amount set forth opposite such Lender's name on Annex I to the U. S. Credit Agreement under the caption " Canadian Subcommitment" (as the same may be reduced from time to time pursuant to Section 2.03 or modified pursuant to Assignment and Acceptances pursuant to Section 12.03(b)).

         "Commitment Percentage" shall mean, as to any Lender, the percentage of the Commitments to be provided by such Lender under this Agreement as indicated on Annex I to the U. S. Credit Agreement as the Canadian Commitment Percentage, as modified from time to time to reflect any assignments permitted by Section 12.03(b), such percentage being the quotient of such Lender's Commitment divided by the aggregate Commitments for all Lenders.

         "Discount Amount" shall mean, with respect to any Bankers' Acceptance, an amount equal to the face amount thereof multiplied by the Discount Rate.

         "Discount Rate" shall mean at any time, with respect to any Bankers' Acceptance, the then current bid rate in effect quoted by the Administrative Agent on such day, which shall be a Business Day, for purchase by the Administrative Agent of bankers' acceptances of the same face amount and having maturities on the same date as the maturity date of such Bankers' Acceptance.

         "Dollars" and "$" shall mean Canadian Dollars.

         "Effective Date" shall have the meaning assigned such term in Section 12.06.

         "Guarantors" shall mean OEI-Delaware and OEI-Louisiana.

         "Guaranty Agreements" shall mean an agreement executed by each of the Guarantors in form and substance satisfactory to the Administrative Agent guarantying payment of the Indebtedness.

         "Indebtedness" shall mean any and all amounts owing or to be owing by the Company or the Guarantors to the Administrative Agent, and/or the Lenders in connection with the Notes, any Bankers' Acceptance or any other Loan Document, including this Agreement and all renewals, extensions and/or rearrangements thereof.

         "Insolvency Event" shall mean any of the Events of Default described in
Section 10.01(f), (g) or (h) of the U. S. Credit Agreement.

         "Initial Funding" shall mean the funding of the initial Borrowing pursuant to Section 6.01.

         "Interest Period" shall mean, with respect to any Bankers' Acceptances, the period (which shall be 30 days, 60 days, 90 days, and subject to availability, 180 days, or such other period longer than 90 days requested by the Company and agreed to by all the Lenders) commencing on the date such Bankers' Acceptance is issued, accepted and purchased.

Notwithstanding the foregoing (unless otherwise agreed to by the Company and all of the Lenders) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day.

         "Loan Documents" shall mean this Agreement, the Notes, the Bankers' Acceptances, the Guaranty Agreements, and all instruments, documents and agreements which are "Loan Documents" under the U. S. Credit Agreement, and any and all other agreements or instruments now or hereafter executed and delivered by OEI-Delaware or any of its Subsidiaries, including the Company, or any other Person (other than participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of, the Notes or this Agreement, as such agreements may be amended or supplemented from time to time.

         "Loans" shall have the meaning assigned to that term in Section 2.01.

         "Note" shall mean a promissory note issued by the Company  described in
Section 2.07(a) payable to the order of any Lender and being substantially in the form of Exhibit A evidencing the aggregate Loans to the Company by such Lender.

         "OEI-Delaware" shall mean Ocean Energy, Inc., a Delaware corporation, as successor by merger to United Meridian Corporation.

         "OEI-Louisiana" shall mean Ocean Energy, Inc., a Louisiana corporation, as successor by merger to UMC Petroleum Corporation.

         "Prime Rate" shall mean the rate of interest from time to time announced by the Administrative Agent at the Principal Office as its prime commercial lending rate for loans in Canadian Dollars made in Canada. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate, it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

         "Principal   Office"   shall   mean  the   principal   office   of  the
Administrative Agent and Chase in Canada, presently located in Toronto, Ontario, Canada.

         "Regulatory Change" shall mean, with respect to any Lender, any change after the date of this Agreement in United States Federal, Canadian, state, provincial, or foreign law or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders or insurance companies (including such Lender or its Applicable Lending Office) of or under any United States Federal, Canadian, state, provincial or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Required  Payment"  shall have the  meaning  assigned  to that term in
Section 4.04.

         "Stamping Fee" shall mean, with respect to any Bankers' Acceptance, an amount equal to the face amount thereof multiplied by the Applicable Margin for Bankers' Acceptances.

         "U.S. Administrative Agent" shall mean Chase Bank of Texas, National Association as Administrative Agent for the U.S. Lenders, together with its successors in such capacity.

         "U.S. Commitments" shall mean the "Commitments" as defined in the U. S. Credit Agreement.

         "U.S. Indebtedness" shall mean all Indebtedness as defined in the U. S. Credit Agreement.

         "U.S. Lenders shall mean the "Lenders" as defined in the U. S. Credit Agreement.

         "U.S. Credit Agreement" shall mean that certain Global Credit Agreement of even date herewith among OEI-Delaware, as guarantor, OEI-Louisiana, as borrower, Chase Bank of Texas, National Association, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Syndication Agent, Barclays Bank Plc, as Documentation Agent, and ABN Amro Bank, N.V., Bank of America National Trust & Savings Association, Banque Paribas, NationsBank of Texas, N.A., Societe Generale, Southwest Agency and Wells Fargo Bank (Texas), N.A., as Co-Agents, and the lenders parties thereto, as amended, restated, supplemented or modified from time to time.

         Section 1.03 Other Defined Terms. All other capitalized terms not defined herein shall have the meanings assigned such terms in the U. S. Credit Agreement.

         Section 1.04 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accor dance with Canadian generally accepted accounting principles as in effect, applied on a basis consistent with the audited consolidated financial statements of the Company and the consolidated Subsidiaries referred to in Section 7.02 (except for changes concurred with by the Company's independent public accountants).

                             ARTICLE II: COMMITMENTS

         Section 2.01  Loans and Bankers' Acceptances.

         (a) Loans - Each Lender severally agrees, on the terms and conditions of this Agreement, to make to the Company during the period from and including the Effective Date to and including the Termination Date, revolving credit loans (the "Loans") in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Commitment as then in effect; provided, that the aggregate principal amount of (i) all Loans made by each Lender shall not exceed (1) such Lender's Commitment Percentage of the Available Canadian Subcommitment minus (2) such Lender's Acceptance Exposure and (ii) all Loans made by all Lenders hereunder at any one time outstanding shall not exceed the Available Canadian Subcommitment, as then in effect, minus the aggregate amount of Acceptance Exposure for all Lenders. Subject to the terms of this Agreement, during the period from the Effective Date to and including the Termination Date, the Company may borrow, repay and reborrow the amount of the Commitments, as then in effect.

         (b) Bankers' Acceptances - Each Lender severally agrees, on the terms and conditions of this Agreement, to accept and, immediately thereafter, purchase Bankers' Acceptances from the Company from and after the Effective Date with a maturity or Interest Period not beyond the Termination Date in an aggregate amount at any one time outstanding up to, but not exceeding, the amount of such Lenders' Commitment as then in effect; provided, that the Acceptance Exposure at any one time (i) for each Lender shall not exceed (1) such Lender's Commitment Percentage of the Available Canadian Subcommitment minus (2) such Lender's outstanding Loans and (ii) for all Lenders shall not exceed the Available Canadian Subcommitment, as then in effect, minus the aggregate amount of all outstanding Loans.

         (c) Delivery of Bankers' Acceptances - Upon execution of this Agreement, the Company shall deliver to each Lender bills of exchange, in the form for Bankers' Acceptances of such Lender, executed in blank in sufficient quantity and thereafter shall, from time to time upon request of the Administrative Agent, deliver to the Lenders further quantities of such bills of exchange (on the Administrative Agent's forms) so executed, and the Lenders shall hold such bills of exchange in safekeeping. The present form of Bankers' Acceptances of each Lender is set out in Exhibit B.

         (d) Safekeeping of Bankers' Acceptances - The bills of exchange so executed in blank and delivered to each Lender shall be held in safekeeping in the vault of one of each such Lender's branches. The standard of care that each Lender shall maintain in its safekeeping of such bills of exchange shall be at least as high as that maintained by such Lender in the safekeeping of its own securities. Each Lender shall indemnify and hold and save harmless the Company from loss or damage resulting from the failure of such Lender to maintain such standard of care.

         (e)      Loans under Prior Credit Agreement.  On the Effective Date:

                  (i) the Company shall pay all accrued and unpaid commitment fees outstanding under the Prior Credit Agreement for the account of each "Lender" under the Prior Credit Agreement;

                  (ii) each "Base Rate Loan" and each "Bankers' Acceptance" under the Prior Credit Agreement shall be deemed to be repaid with the proceeds of a new Base Rate Loan under this Agreement; and

                  (iii)  the  Prior  Credit   Agreement   and  the   commitments
         thereunder shall be superseded by this Agreement and such commitments shall terminate.

         Section 2.02  Borrowings, Renewals, Conversions, and Issuances.

         (a) Borrowings. The Company shall give the Administrative Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each Borrowing, renewal, and conversion, which shall specify the aggregate amount of such Borrowing, and the date (which shall be a Business Day) of the Borrowing to be borrowed, renewed or converted, all of which must be reasonably acceptable to the Administrative Agent, and in the case of Bankers' Acceptances, all details of the proposed issue, specifying the aggregate amount of Bankers' Acceptances to be accepted and purchased by the Lenders and the duration of the Interest Period therefor. Promptly following such notice the Administrative Agent will notify the Company and the Lenders of the Discount Rate for the specified Acceptance Date.

         (b) Minimum Amounts. All Base Rate Loans (as part of the same Borrowing) shall be in aggregate amounts among all Lenders of at least $1,000,000 (or whole multiples thereof) or the remaining unused portion of the Commitments. All Bankers' Acceptances (as part of the same Borrowing) shall be in aggregate amounts among all Lenders of not less than $1,000,000 and in whole multiples of $100,000.

         (c) Notices, Etc. for Loans. All Borrowings, renewals and conversions shall require advance written notice from the Company to the Administrative Agent, in the form of Exhibit D, or such other form as may be accepted by the Administrative Agent from time to time, which in each case shall be irrevocable and effective only upon receipt by the Administrative Agent and shall be received by the Administrative Agent not later than (i) in the case of a Base Rate Loan, 11:00 a.m. Toronto time on the date of such Borrowing, renewal or conversion; and (ii) in the case of Bankers' Acceptances, 12:00 noon Toronto time on a day that is not less than one (1) Business Day prior to the date of such Borrowing, renewal or conversion. Not later than 12:00 noon Toronto time on the date specified for each Borrowing hereunder or each request for the acceptance and purchase of a Bankers' Acceptance, each Lender shall make available the amount of the Loan or the Available Proceeds of the Bankers' Acceptance to be made by such Lender on such date to the Administrative Agent, at account number 219274 maintained by the Administrative Agent at The Royal Bank of Canada, Correspondent Banking Division, Toronto, Canada, in immediately available funds for the account of the Company. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company designated by the Company.

         (d) Replacement/Renewal Acceptances. Subject to the terms of this Agreement, the Company may elect to cause a new replacement Bankers' Acceptance to be issued, accepted and purchased to replace all or any part of any Bankers' Acceptance at the maturity thereof by giving one (1) Business Day's advance notice to the Administrative Agent of such election, specifying the amount of such new Bankers' Acceptance and the Interest Period therefor. In the absence of such a timely and proper election, the Company shall be deemed to have elected to convert such Bankers' Acceptance to a Base Rate Loan as provided in Section 2.12(b). All or any part of any Bankers' Acceptance may be renewed as provided herein, provided that (i) any renewal Bankers' Acceptance shall meet all requirements for Bankers' Acceptances hereunder, (ii) no Default shall have occurred and be continuing and (iii) the Company shall have paid to the Administrative Agent for the account of Lenders an amount equal to the difference between the amount due on the maturing Bankers' Acceptance and the Available Proceeds of the new Bankers' Acceptance. If a Default shall have occurred and be continuing, each Bankers' Acceptance shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto unless the Termination Date has occurred in which event all sums due thereon shall be immediately due and payable.

         (e) Conversion Options. The Company may elect to convert any Bankers' Acceptance on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Administrative Agent of such election. If no Default shall have occurred and be continuing, subject to the terms of this Agreement, the Company may elect to convert all or any part of a Base Rate Loan at any time and from time to time to a Bankers' Acceptance by giving one (1) Business Day's advance notice to the Administrative Agent of such election; provided that any conversion of any Base Rate Loan into a Bankers' Acceptance shall be in an amount not less than $1,000,000 in the aggregate for all Lenders and in whole multiples of $100,000.

         (f) Pro Rata Treatment. Unless otherwise agreed among the Lenders, all Loans shall be made by all Lenders pro rata relative to their respective Commitment Percentage and the aggregate amount of all Bankers' Acceptances issued hereunder shall be issued pro rata by all Lenders relative to their respective Commitment Percentage, rounded, upwards or downwards, as the case may be, to the nearest $100,000.

         Section 2.03  Changes of Commitments.

         (a) Extension of Termination Date. All of the Lenders and the U.S. Lenders may extend the Termination Date as set forth in Section 2.03(a) of the U.S. Credit Agreement, which section is hereby incorporated by reference into this Agreement and made a part of this Agreement to the same extent as if set forth in full herein, except that for purposes hereof, references therein to "Lenders" and "Canadian Lenders" shall be deemed to be references to "U.S. Lenders" and "Lenders," respectively, and, as appropriate in the context, other corresponding changes shall be made, mutatis mutandis.

         (b) Optional Reduction. The Company shall have the right to terminate or to reduce the amount of the Commitments at any time or from time to time upon not less than one (1) Business Day's prior notice to the Administrative Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $5,000,000, or any whole multiple of $1,000,000 in excess thereof), and shall be irrevocable and effective only upon receipt by the Administrative Agent.

         (c) Reinstatement. Other than increases pursuant to Section 2.09, the Commitments once terminated or reduced may not be reinstated. The amount of the Available Canadian Subcommitment may increase or decrease from time to time in accordance with the terms of this Agreement, including but not limited to,
Section 2.09.

         Section 2.04 Commitment Fee and Other Fees. The Company shall pay to the Administrative Agent for the account of the Lenders an aggregate commitment fee on the daily average unused amount of such Lender's Available Canadian Subcommitment for the period from and including the Effective Date of this Agreement to and including the Termination Date, at a rate per annum equal to the Facility Fee Rate. The commitment fee shall be payable in arrears on each Quarterly Date and on the Termination Date.

         Section 2.05 Lending Offices. The Loans made and Bankers' Acceptances accepted and purchased by each Lender shall be made and maintained at such Lender's Applicable Lending Office, which shall be located in Canada.

         Section 2.06 Several Obligations. The failure of any Lender to make any funds available in connection with any Borrowing to be funded by such Lender on the date specified therefor shall not relieve any other Lender of its obligation to provide such funds on such date, but neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to provide funds to be provided by such other Lender.

         Section 2.07  Notes.

         (a) Single Promissory Note. The Loans made by each Lender shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A hereto, dated as of the Effective Date or such later date upon a permitted assignment of all or any portion of such Note, payable to the order of such Lender in a principal amount equal to the maximum amount of its Commitment as originally in effect and otherwise duly completed. The date, amount, interest rate and maturity date of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by

7
                                        8
such Lender on its books and, prior to any transfer of the Note held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof.

         (b) No Right to Subdivide. No Lender shall be entitled to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Note pursuant to Section 12.03(b).

         Section 2.08  Prepayments.

         (a) Optional Prepayments. The Company may prepay any Loans or cash collateralize Bankers' Acceptances on any Business Day upon notice to the Administrative Agent (which shall promptly notify the Lenders), which notice shall be given by the Company not later than 12:00 noon Toronto time on such Business Day, shall specify the amount of the prepayment (which shall be not less than $1,000,000 or the remaining balance of Base Rate Loans outstanding, if less) and shall be irrevocable and effective only upon receipt by the Administrative Agent, provided that interest on the principal prepaid on any Loan, accrued to the prepayment date, shall be paid on the prepayment date. Any prepayment of any Bankers' Acceptances shall be subject to the provisions of Sections 2.08(d), 2.08(e) and 5.05.

         (b) Mandatory Prepayment Upon Reduction of Commitment. If, after giving effect to any termination or reduction of the Commitments pursuant to Section 2.03, the sum of the outstanding aggregate principal amount of the Loans and the Acceptance Exposure exceeds the aggregate amount of the Commitments, then the Company shall on the date of such termination or reduction pay or prepay the amount of such excess amount for application first, towards reduction of the outstanding principal balance of the Notes and then, if necessary, by cash collateralizing (or prepaying if acceptable to the holder thereof) Bankers' Acceptances, if any, then outstanding subject to the provisions of Section 2.08(d). The Company shall on the date of such termination or reduction also pay any amounts payable pursuant to Section 5.05 in connection therewith.

         (c) No Penalty or Premiums.  Subject to  compensation  requirements  of
Section 5.05 hereof, all prepayments shall be without premium or penalty.

         (d) Pro Rata Treatment. Without duplication of Section 5.05, but subject to Section 2.08(e), any prepayment of Bankers' Acceptances shall be in an amount equal to the full face amount of any Bankers' Acceptance so prepaid (less any unearned Discount Amount and Stamping Fee), and be pro rata among all Lenders relative to their respective Commitments.

         (e) Bankers' Acceptances. A Bankers' Acceptance may only be repaid on the last day of its Interest Period unless consented to by the holder thereof. In lieu of prepayment of a Bankers' Acceptance, the Company may cash collateralize a Bankers' Acceptance by delivery to the Administrative Agent for distribution to each Lender such discounted amount in respect of such Bankers' Acceptance as the Administrative Agent, acting reasonably, advises the Lender will enable the Lender, based upon the rate of return the Lender will be able to earn on the funds so received, to pay the full face amount of such Bankers' Acceptance on the last day of such Interest Period.

         Section 2.09  Available Canadian Subcommitment.

         (a) Allocated Canadian Borrowing Base. The Allocated Canadian Borrowing Base in effect from time to time shall represent the maximum amount of Loans and Bankers' Acceptances that the Lenders will loan or accept to or for the Company at any one time prior to the Termination Date. On the Effective Date, the Allocated Canadian Borrowing Base shall be U.S. $7,000,000.

         (b) Reallocation. The Company, the Administrative Agent and the Lenders agree that OEI- Louisiana shall have the right to request that the Allocated Canadian Borrowing Base be increased or decreased, and the Allocated U.S. Borrowing Base be decreased or increased, respectively, in a corresponding amount, all as more particularly set forth in Section 2.09(a) of the U.S. Credit Agreement, which provisions are hereby incorporated by reference into this Agreement and made a part of this Agreement to the same extent as if set forth in full herein, except that for purposes hereof, references therein to "Lenders" and "Canadian Lenders" shall be deemed to be references to "U.S. Lenders" and "Lenders," respectively, and, as appropriate in the context, other corresponding changes shall be made, mutatis mutandis.

         (c) No Change to Global Commitment. The Company, the Administrative Agent and the Lenders agree that reallocations of the Allocated U. S. Borrowing Base and Allocated Canadian Borrowing Base shall not, without the prior written agreement of all the U.S. Lenders, the Lenders and OEI-Louisiana, affect the Global Commitment Percentage.

         Section 2.10 Acceptance Date Procedure. On the Acceptance Date, the following provisions shall apply:

         (a) On or before 10:30 a.m. Toronto time on the Acceptance Date, the Administrative Agent shall promptly determine the Discount Rate and notify each Lender as to:

                  (i) the Discount Rate;

                  (ii) the face amount of the Bankers' Acceptances to be purchased by such Lender on such Acceptance Date;

                  (iii) the amount of the Stamping Fee applicable to those Bankers' Acceptances to be accepted and purchased by such Lender on such Acceptance Date, such Lender being authorized by the Company to collect the Discount Amount and the Stamping Fee out of the proceeds of the Bankers' Acceptances upon the Lender's acceptance and purchase thereof;

                  (iv) the Available Proceeds by subtracting the Discount Amount and the Stamping Fee mentioned in subsection (iii) from the face amount mentioned in subsection (ii).

         (b) As provided in Section 2.02(c), not later than 2:00 p.m. Toronto time that same day, each Lender shall make available to the Administrative Agent its Available Proceeds and the Administrative Agent shall make the Available Proceeds available to the Company.

         Section 2.11 Purchase of Bankers' Acceptances. The Lenders shall, on the Acceptance Date, accept the Bankers' Acceptances, by inserting the appropriate face amount, Acceptance Date and maturity date thereof in accordance with the Company's notice relating thereto and affixing their acceptance stamps thereto, and shall purchase same as provided in Section 2.10.

                  Section  2.12  Payment of Bankers'  Acceptances.  The Bankers'
         Acceptances   shall  be  payable  in  accordance   with  the  following
         provisions:

         (a) If such Bankers' Acceptances are held by or presented to the Accepting Lender or the Administrative Agent, the Company shall pay to the Administrative Agent for the account of each Lender an amount equal to the face amount of the Bankers' Acceptances of such Lender on their respective maturity dates. In the event that any Bankers' Acceptance is presented to the Company, rather than the Accepting Lender thereof, for payment on its respective maturity date and the Company shall have made payments to the holders thereof, then the Company shall give notice to the Administrative Agent to such effect together with the original canceled Bankers' Acceptance and the Administrative Agent shall promptly notify the Lenders.

         (b) In the event the Company fails to notify the Administrative Agent in writing, not later than 12:00 Noon, one (1) Business Day prior to any maturity date of a Bankers' Acceptance, that the Company intends to pay with its own funds the amount of the Bankers' Acceptances due on such maturity date, the Company shall be deemed, for all purposes, to have given the Administrative Agent notice to convert the amount of such Bankers' Acceptances into a Base Rate Loan and the provisions of Section 2.02(f) shall apply, except save that:

                  (i) such maturity date shall be considered to be the borrowing date of such Base Rate Loan;

                  (ii) the proceeds of such Base Rate Loan shall be used to pay the amount of the Bankers' Acceptance due on such maturity date; and

                  (iii) on such maturity date, each Lender, instead of making its funds available to the Administrative Agent to fund such Base Rate Loan, shall first directly apply its pro rata share of such Loan in payment of its pro rata share in the amount of its Bankers' Acceptances due on such date.

                 Article III: Payments of Principal and Interest

         Section 3.01 Repayment of Loans. The Company will pay on the Termination Date to the Administrative Agent for the account of each Lender the then-outstanding principal amount of each Loan made by such Lender and the amount of the Acceptance Exposure.

         Section 3.02  Interest.

         (a) The Company will pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the Base Rate (as in effect from time to time) plus the Applicable Margin for such Loan, but in no event to exceed the Highest Lawful Rate.

         (b) Accrued interest on each Loan shall be payable quarterly on each Quarterly Date, except that interest payable after maturity shall be payable from time to time on demand.

         (c) Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Lenders to which such interest is payable and the Company.

          ARTICLE IV: PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

         Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Agreement, the Notes and the Bankers' Acceptances shall be made in Dollars, in immediately available funds, to the Administrative Agent at transit #09591, account number 219-2474-4 maintained by the Administrative Agent at Royal Bank of Canada, Correspondent Banking Division, Toronto Canada, not later than 12:00 noon Toronto Time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Company shall, subject to
Section 4.02, at the time of making each payment under this Agreement or any Note or Bankers' Acceptance, specify to the Administrative Agent the Loans, Bankers' Acceptances or other amounts payable by the Company hereunder to which such payment is to be applied (and in the event that it fails to so specify, and such day is not a Quarterly Date or other day on which a payment of either interest or principal is due, then such payments shall be applied in the following order: first, to interest accrued on Loans, second, any excess to reduce the aggregate principal amount then outstanding on the Loans and, third, any excess to Bankers' Acceptances; provided, however, that if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders in such manner as it or the Required Lenders may determine to be appropriate, subject to Section 4.02). Each payment received by the Administrative Agent under this Agreement or any Note or Bankers' Acceptance for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or Bankers' Acceptances in respect of which such payment is made. If the due date of any payment under this Agreement or any Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any amount so extended for the period of such extension.

         Section 4.02 Pro Rata Treatment. Except to the extent agreed among the Lenders or otherwise provided herein: (a) each Borrowing from the Lenders under
Section 2.01 shall be made from the Lenders, each payment of commitment fee or other fees under Section 2.04 shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.03 shall be applied to the Commitments of the Lenders, pro rata according to their respective Commitment Percentages, (b) each payment of Bankers' Acceptances or principal of Loans by the Company shall be made for account of the Lenders pro rata in accordance with the aggregate unpaid principal amount of Loans and face amount of Bankers' Acceptances held or purchased by the Lenders, and (c) each payment of interest on Loans by the Company shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable on such Loans to the respective Lenders.

         Section 4.03 Computations. Interest on Loans and fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. The Applicable Margin for determining the Stamping Fee for Bankers' Acceptances shall be computed on the basis of a year of 365

F:\RR0929\OCEAN98\CANADA\CA.007
                                                        12
days. Any rates of interest not expressed in this Credit Agreement on the basis of a 365 day or 366 day year are the equivalent, expressed on a calendar year basis, of the same rate of interest multiplied by a fraction, the numerator of which is the actual number of days in the applicable calendar year and the denominator of which is the number of days on which interest is expressed to be based.

         Section 4.04 Non-receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Company prior to the date on which a payment is scheduled to be made to the Administrative Agent of (in the case of a Lender) the proceeds of a Borrowing to be made by it hereunder or (in the case of the Company) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called a "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Company (as the case may be) has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Base Rate for such day, but in no event to exceed the Highest Lawful Rate.

         Section 4.05  Sharing of Payments, Etc.

         (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall be entitled (after consultation with the Administrative Agent), at its option, during the existence of an Event of Default, to offset balances held by it for account of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or Bankers' Acceptances, or any other amount payable to such Lender hereunder which is not paid when due (regardless of whether such balances are then due to the Company), in which case such Lender shall promptly notify the Company and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

         (b) If any Lender shall obtain payment of any principal of or interest on any Loan or reimbursement on any Bankers' Acceptance made available to the Company under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest or reimbursement obligation then due hereunder by the Company to such Lender than the percentage received by any other Lenders, such Lender shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or Bankers' Acceptances made by such other Lenders (or in interest due thereon, as the case may be), and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the aggregate unpaid principal and interest on the Loans and reimbursement obligations on the Bankers' Acceptances held or accepted by each of the Lenders. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Company agrees that any Lender so purchasing a participation (or direct interest) in the Loans or Bankers' Acceptances made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or acceptor of Bankers' Acceptances, as the case may be, in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this
Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.05 to share the benefits of any recovery on such secured claim.

                   ARTICLE V: YIELD PROTECTION AND ILLEGALITY

         Section 5.01  Additional Costs.

         (a) Regulatory Change. The Company shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any increased costs incurred by the Lender which such Lender determines are attributable to its making or maintaining any Loans or Bankers' Acceptances or its obligation to make any Loans or Bankers' Acceptances hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or Bankers' Acceptances (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement in respect of any of such Loans or Bankers' Acceptances (other than franchise taxes, taxes on capital and/or gross receipts or taxes imposed on the overall net income of such Lender or of its Applicable Lending Office for any of such Loans or Bankers' Acceptances by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office ("Excluded Taxes")); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender, or any Commitment of such Lender; or (iii) imposes any other condition affecting this Agreement or its Loans or Bankers' Acceptances (or any of such extensions of credit or liabilities) or Commitment. If any Lender requests compensation from the Company under this Section 5.01, the Company may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make additional Loans or accept and purchase additional Bankers' Acceptances of the type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

         (b) Capital Adequacy. Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Company shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority following any Regulatory Change, of capital in respect of its Commitment, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office) to a level below that which such Lender (or any Applicable Lending Office) could have achieved but for such law, regulation, interpretation, directive or request.

         Section  5.02  Illegality.  If the  introduction  of or any  change in, applicable law, regulation, treaty or official directive, or regulatory requirement or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof, makes it unlawful, or prohibited for any Lender (in its sole opinion) to accept, purchase, trade or hold Bankers' Acceptances, such Lender may, by written notice to the Administrative Agent, which notice shall be promptly communicated by the Administrative Agent to the Company, terminate its obligations to accept, purchase, trade or hold Bankers' Acceptances and the Company shall repay or cash collateralize, as the case may be, such Bankers' Acceptances then outstanding forthwith together with any payments required under Section 5.05, or at the end of such period as such Lender in its discretion agrees, (it being understood and agreed that the Lender shall use its best efforts to permit such prepayment to occur on the maturity date of Bankers' Acceptances, if this is legally permissible) together with all additional amounts as may be applicable to the date of payment and may reborrow, subject to the terms hereof, any amount which has been prepaid pursuant to this Section 5.02, by way of one of the remaining legal basis of Borrowings available under this Agreement, as provided in Section 5.04.

         Section 5.03  Additional Cost in Respect of Tax.

         (a) Payments Free and Clear. Each payment to be made by the Company hereunder or in connection herewith to any Lender or any other Person shall be made free and clear of and without deduction for or on account of any Tax unless the Company is required to make such payment subject to the deduction or withholding of Tax, in which case (except for Excluded Taxes) the sum payable by the Company in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such other Person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had not such deduction or withholding been made or required to be made.

         (b) Obligation to Indemnify. If (i) any Lender or the Administrative Agent, on behalf of such Lender or on its own behalf, is required by law to make any payment on account of any Tax (except for Excluded Taxes) on or in relation to any sum received or receivable hereunder by such Lender or the Administrative Agent, or (ii) any liability in respect of any such payment is asserted, imposed, levied or assessed against such Lender or the Administrative Agent (as the case may be) against such payment or liability, the Company shall promptly pay to the Administrative Agent or such Lender, as the case may be, any additional amounts necessary to compensate the Administrative Agent or such Lender for such payment together with any interest, penalties and expenses payable or incurred in connection therewith. If the Administrative Agent or a Lender has paid over on account of Tax (other than Excluded Taxes) an amount paid to the Administrative Agent or such Lender by the Company pursuant to the foregoing indemnification and the amount so paid over is subsequently refunded to the Administrative Agent or such Lender, in whole or in part, the Administrative Agent or such Lender, as appropriate, shall promptly remit such amount refunded to the Company.

         (c) Notice of Changes; Proof of Payment. If at any time the Company is required by law to make any deduction or withholding from any sum payable by it hereunder or in connection herewith (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated) the Company shall promptly notify the Administrative Agent thereof. If the Company makes any payment hereunder or in connection herewith in respect of which it is required by law to make any deduction or withholding it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Administrative Agent within thirty (30) days after it has made such payment to the applicable authority (i) a receipt issued by such authority or (ii) other evidence reasonably satisfactory to the Administrative Agent evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment.

         Section 5.04 Base Rate Loans pursuant to Sections 5.01 and 5.02. If the obligation of any Lender to accept and purchase Bankers' Acceptances shall be suspended pursuant to Section 5.01 or 5.02 ("Affected Loans"), all Affected Loans which would otherwise be made available by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(a) or Section 5.02 has occurred and such Lender so requests by notice to the Company with a copy to the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans, subject to
Section 5.05, on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

         Section 5.05 Compensation. The Company shall pay to the Administrative Agent for account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense which such Lender determines are attributable to:

         (a) any payment or conversion of a Bankers' Acceptance for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest Period for such Bankers' Acceptance; or

         (b) any failure by the Company for any reason (including but not limited to, the failure of any of the conditions precedent specified in Article VI to be satisfied, but excluding failures arising out of the negligence, gross negligence or wilful misconduct of a Lender or the Administrative Agent) to issue a Bankers' Acceptance to such Lender on the date for such issuance specified in the relevant notice of Borrowing given pursuant to Section 2.02.

         Section 5.06  Avoidance of Taxes and Additional Costs.

         (a) Change Applicable Funding Office. If a Lender makes any claim under
Section 5.01 or Section 5.03 in respect of Additional Costs or Taxes, such Lender shall be obligated to use reasonable efforts to designate a different Applicable Lending Office for the Commitment or the Loans or the Bankers Acceptances of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation or the imposition of any Taxes and will not, in the sole opinion of such Lender, be disadvantageous to such Lender; provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in Canada.

         (b) Replacement.  If any Lender claims (i) payment of Additional Costs,
(ii) the  inability  to make or  maintain  the Bankers  Acceptances  pursuant to
Section 5.01 or 5.02 (when such inability is not then being claimed by substantially all of the Lenders) or (iii) payment of any Taxes pursuant to
Section 5.03, then the Company shall have the right, upon payment of such requested Additional Costs or Taxes to (i) prepay the Loans made by such Lender, cash collateralize the Bankers Acceptances then outstanding which have been discounted by such Lender, and terminate the Commitment of such Lender on a non pro rata basis or (ii) subject to the approval of the Administrative Agent (such approval not to be unreasonably withheld or delayed), find one or more Persons willing to assume the Loans, Commitment and other obligations of such Lender and replace such Lender pursuant to an Assignment and Acceptance. Any such assumption shall be effected pursuant to
Section 12.03(b). The Company shall not, however, be entitled to replace any Lender if an event which with notice or lapse of time, or both, would constitute a Default or an Event of Default exists at the time.

         Section 5.07 Limitation on Right to Compensation. Any demand for compensation pursuant to Article V (other than Section 5.03) must be made on or before six (6) months after the Lender incurs the expense, cost or economic loss referred to or such Lender shall be deemed to have waived the right to such compensation. Any demand for compensation pursuant to Section 5.03 must be made on or before twelve (12) months after the Lender incurs the expense, cost or economic loss referred to or such Lender shall be deemed to have waived the right to such compensation.

         Section 5.08 Compensation Procedure. Each Lender will notify the Company of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this Article V as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will furnish the Company with a certificate setting forth the basis and amount of each request by such Lender for compensation under this
Article V. Such certificate shall also include (i) calculations in reasonable detail computing such claim, and (ii) a statement from such Lender that it is asserting its right for indemnity or compensation not solely with respect to the Indebtedness outstanding under this Agreement, but is generally making such claims with respect to similar borrowers in connection with transactions similar to the one contemplated in this Agreement. Determinations and allocations by any Lender for purposes of this Article V of the effect of any Regulatory Change pursuant to Section 5.01(a), or of the effect of capital maintained pursuant to
Section 5.01(b), on its costs or rate of return of accepting and purchasing Bankers' Acceptances or maintaining Loans or its obligation to make Loans or accept and purchase Bankers' Acceptances, or on amounts receivable by it in respect of Loans or Bankers' Acceptances, and of the additional amounts required to compensate such Lender under this Article V, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

                        ARTICLE VI: CONDITIONS PRECEDENT

         Section 6.01 Initial Loan or Bankers' Acceptance. The obligation of the Lenders to make the initial Borrowing hereunder is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 6.01, each of which shall be satisfactory to the Administrative Agent in form and substance:

         (a) A Certificate of the Secretary or Assistant Secretary of the Company setting forth (i) that the resolutions of its board of directors attached to such certificate are in full force and effect with respect to the authorization of the execution, delivery and performance of the obligations contained in the Notes, this Agreement and the other Loan Documents to which it is a party, (ii) that the officers of the Company specified in such Secretary's Certificate are authorized to sign this Agreement, the Notes, and the other Loan Documents to which it is a party and who, until replaced by another officer or officers duly authorized for that purpose, will act as the Company's respective representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party and the transactions contemplated hereby and thereby, (iii) specimen signatures of the officers so authorized, and (iv) that attached to such certificate are true and complete copies of the articles and memorandum of the Company. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Company to the contrary.

         (b) A certificate of the Secretary or Assistant Secretary of each Guarantor setting forth (i) that the resolutions of its board of directors attached to such certificate are in full force and effect with respect to the authorization of the execution, delivery and performance of the obligations contained in the Loan Documents to which it is a party, (ii) that the officers of such Guarantor specified in such Secretary's Certificate are authorized to sign the Loan Documents to which it is a party and who, until replaced by another officer or officers duly authorized for that purpose, will act as its representative(s) for the purposes of signing documents and giving notices and other communications in connection with such Loan Documents and the transactions contemplated thereby, (iii) specimen signatures of the officers so authorized, and (iv) that attached to such certificate are true and complete copies of the certificate or articles of incorporation and the bylaws of such Guarantor. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from such Guarantor to the contrary.

         (c)      The following legal opinions:

                  (i) An opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Company, addressing such matters as may be reasonably requested by the Administrative Agent.

                  (ii) An opinion of Bennett Jones Verchere, special Canadian counsel to the Company, addressing such matters as may be reasonably requested by the Administrative Agent.

                  (iii) An opinion of Ladner Downs, special British Columbia counsel to the Company, addressing such matters as may be reasonably requested by the Administrative Agent.

                  (iv) An opinion of Onebane, Bernard, Torian, Diaz, McNamera & Abell, addressing such matters as may be reasonably requested by the Administrative Agent.

         (d) The Notes and bills of exchange referred to in Section 2.01, duly completed and executed.
         (e)      The Guaranty Agreements, duly completed and executed.

         (f) All conditions precedent to the Initial Funding under the U. S. Credit Agreement shall have been satisfied or waived to the satisfaction of the Administrative Agent.

         Section 6.02  Subsequent Borrowings.

         (a) The obligation of the Lenders to provide funds (other than with respect to Base Rate Loans which are made pursuant to the terms hereof solely to replace existing Bankers' Acceptances which have matured in the normal course on the last day of an Interest Period therefor or pursuant to Section 5.02) to the Company upon the occasion of each Borrowing or to accept and purchase a Bankers' Acceptance hereunder is subject to the further conditions precedent that, as of the date of such Loans or acceptance and purchase and after giving effect thereto: (i) no Default or Event of Default shall have occurred and be continuing; (ii) no event or circumstance having a Material Adverse Effect shall have occurred since December 31, 1997, and (iii) the representations and warranties made by the Company in Article VII and the other Loan Documents shall be true in all material respects on and as of the date of such Borrowing with the same force and effect as if made on and as of such date and following such new Borrowing, except as such representations and warranties are modified to give effect to transactions expressly permitted hereby or to the extent expressly limited to an earlier date.

         (b) Each notice of Borrowing, conversion or renewal (other than Base Rate Loans which are made pursuant to the terms hereof solely to replace existing Bankers' Acceptances which have matured in the normal course on the last day of an Interest Period therefor or pursuant to Section 5.02) and election for acceptance or renewal of a Bankers' Acceptance by the Company hereunder shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Company otherwise notifies the Administrative Agent, immediately following such Borrowing).

                   ARTICLE VII: REPRESENTATIONS AND WARRANTIES

         Section 7.01 Incorporation By Reference. Except as expressly stated in this Agreement, each of the representations and warranties contained in Article VII of the U. S. Credit Agreement (together with the relevant provisions of any other Section or Sections to which they refer, including definitions) is hereby incorporated by reference into this Agreement and made a part of this Agreement to the same extent as if those terms were set forth in full herein, provided that, as and when appropriate, in the context: (a) any reference to "Company" shall be deemed a reference to UMC Resources Canada Ltd.; (b) any reference to the "Guarantors" shall be deemed a reference to OEI-Delaware and OEI-Louisiana;
(c) any references to U.S. Governmental Requirements shall, when appropriate in the context, be deemed to be references to corresponding Canadian Governmental Requirements governing such subject matter, if such exist; and (d) any other use of any capitalized term defined in both this Agreement and the U. S. Credit Agreement shall be deemed to refer to such term as defined in this Agreement, where appropriate in the context. As so incorporated, the Company hereby makes and affirms each such representation and warranty. All amendments, modifications, approvals, consents and waivers under the U. S. Credit Agreement entered into by the parties to the U. S. Credit Agreement with respect to
Article VII thereof shall be binding upon the Administrative Agent, the Lenders and the Company and shall constitute corresponding amendments, modifications, approvals, consents and waivers hereto.

                       ARTICLE VIII: AFFIRMATIVE COVENANTS

         The Company agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans and Bankers' Acceptances hereunder, all interest thereon and all other amounts payable by the Company hereunder:

         Section 8.01 Incorporation By Reference. The Company will not, and will not permit any of its Subsidiaries to, enter into, make, take, cause or suffer to exist any transaction, action, omission or condition, if such transaction, action, omission or condition constitutes a breach of any covenant set forth in Sections 8.01, 8.02, 8.03, 8.04, 8.07 and 8.08 of the U.S. Credit Agreement, which Sections (together with the relevant provisions of any other Section or Sections of the U.S. Credit Agreement to which they refer, including definitions) are hereby incorporated by reference into this Agreement and made a part of this Agreement to the same extent as if those provisions were set forth in full herein, provided that, for purposes of this Section, all defined terms used in such provisions shall have the meanings set forth in the U.S. Credit Agreement. As so incorporated, the Company hereby repeats and affirms each such covenant and further covenants and agrees to strictly comply with each such covenant. All amendments, modifications, approvals, consents and waivers under the U. S. Credit Agreement entered into by the parties to the U. S. Credit Agreement with respect to Article VIII thereof shall be binding upon the
Administrative Agent, the Lenders and the Company and shall constitute corresponding amendments, modifications, approvals, consents and waivers hereto.

                         Article IX: Negative Covenants

         The Company agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans and Bankers' Acceptances hereunder, all interest thereon and all other amounts payable by the Company hereunder:

         Section 9.01  Affirmation of Certain  Covenants in Article IX of the U.
S. Credit Agreement. The Company will not, and will not permit any of its Subsidiaries to, enter into, make, take, cause or suffer to exist any transaction, action, omission or condition, if such transaction, action, omission or condition constitutes a breach of any covenant set forth in Sections 9.01, 9.02, 9.03, 9.06, 9.07, 9.08, 9.09, 9.10, 9.11, 9.12, 9.13, 9.14, 9.15,
9.16, 9.17, 9.18, 9.19, 9.20, 9.21 and 9.22 of the U.S. Credit Agreement,  which
Sections (together with the relevant provisions of any other Section or Sections of the U.S. Credit Agreement to which they refer, including definitions) are hereby incorporated by reference into this Agreement and made a part of this Agreement to the same extent as if those provisions were set forth in full herein, provided that, for purposes of this Section, all defined terms used in such provisions shall have the meanings set forth in the U.S. Credit Agreement. As so incorporated, the Company hereby repeats and affirms each such covenant and further covenants and agrees to strictly comply with each such covenant. All amendments, modifications, approvals, consents and waivers under the U. S. Credit Agreement, entered into by the parties to the U. S. Credit Agreement with respect to Article IX thereof, shall be binding upon the Administrative Agent, the Lenders and the Company and shall constitute corresponding amendments, modifications, approvals, consents and waivers hereto.

                          ARTICLE X: EVENTS OF DEFAULT

         Section 10.01 Events of Default. If one or more Events of Default shall occur and be continuing, then (a) in the case of an Event of Default other than an Insolvency Event with respect to the Company and either Guarantor, the Administrative Agent may and, upon request of the Required Lenders, shall, by notice to the Company, cancel the Commitments and/or declare the principal amount then outstanding of and the accrued interest on the Loans and all other amounts payable by the Company hereunder and under the Notes and the Bankers' Acceptances to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company; and (b) in the case of the occurrence of an Insolvency Event with respect to the Company and either Guarantor, the Commitments shall be automatically canceled and the principal amount of the Loans, together with accrued interest, and all other amounts payable by the Company hereunder and under the Notes and the Bankers'
Acceptances shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company and, in either case, the Administrative Agent and the Lenders may pursue all rights and remedies of the Lenders and the Administrative Agent under the other Loan Documents.

                      ARTICLE XI: THE ADMINISTRATIVE AGENT

         Section 11.01 Incorporation by Reference. Sections 11.01 through 11.08 of the U.S. Credit Agreement (together with the relevant provisions of any other Section or Sections of the U.S. Credit Agreement to which they refer, including definitions) are hereby incorporated by reference into this Agreement and made a part of this Agreement to the same extent as if those provisions were set forth in full herein, provided that, for purposes of such incorporated Sections, as appropriate in the context,

(i) references therein to "Administrative Agent," "Agreement," "Company" and "Lenders" shall mean such terms as defined in this Agreement; (ii) references therein to "Loans" shall mean "Loans" and "Bankers Acceptances" as such terms are defined in this Agreement; (iii) references therein to "Notes" shall mean "Notes" and "Bankers Acceptances" as such terms are defined in this Agreement; and (iv) as appropriate in the context, other corresponding changes shall be made, mutatis mutandis.

                           ARTICLE XII: MISCELLANEOUS

         Section 12.01 Incorporation by Reference. Sections 12.01, 12.02, 12.03, 12.05, 12.07, 12.08, 12.09, 12.11, 12.12, 12.14, 12.15, 12.17, 12.18, 12.19 and
12.20 of the U.S. Credit Agreement (together with the relevant provisions of any other Section or Sections of the U.S. Credit Agreement to which they refer, including definitions) are hereby incorporated by reference into this Agreement and made a part of this Agreement to the same extent as if those provisions were set forth in full herein, provided that, for purposes of such incorporated Sections, as appropriate in the context, (i) references therein to "Administrative Agent," "Agreement," "Company" and "Lenders" shall mean such terms as defined in this Agreement; (ii) references therein to "Loans" shall mean "Loans" and "Bankers Acceptances" as such terms are defined in this Agreement; (iii) references therein to "Notes" shall mean "Notes" and "Bankers Acceptances" as such terms are defined in this Agreement; and (iv) as appropriate in the context, other corresponding changes shall be made, mutatis mutandis.

         Section 12.02 Amendments, Etc. Subject to the terms of the Intercreditor Agreement, any provision of this Agreement or any other Loan Document may be amended, modified or waived as provided in the U. S. Credit Agreement; provided that no amendment, modification or waiver which extends the maturity of the Loans or any Bankers' Acceptances, increases the Available Canadian Subcommitment, or reduces the interest rate applicable to the Loans or the Stamping Fee shall be effec tive without consent of all Lenders.

         Section 12.03  Assignments and Participations.

         (a) The Company may not assign its rights or obligations hereunder without the prior consent of all of the Lenders and the Administrative Agent.

         (b) Each Lender may, upon the written consent of the Company and the Administrative Agent, which consent shall not be unreasonably withheld or delayed, assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance Agreement substantially in the form of Exhibit C (an "Assignment and Acceptance") provided, however, that (i) any such assignment shall be in the aggregate amount of at least $5,000,000, the entire amount of the Lender's Commitment, if less, or such lesser amount to which the Company has consented,
(ii) the assignee shall pay to the Administrative Agent a processing and recordation fee of $3,500; provided that such fee shall not be payable in conjunction with any assignments occurring within 30 days of the Effective Date, and (iii) the assignee is a resident of Canada for purposes of the Income Tax Act (Canada). Any such assignment will become effective upon the issuance by the Administrative Agent of a letter of acknowledgment reflecting such assignment and the resultant effects thereof on the Commitments of the assignor and assignee, and the principal amount outstanding of the Loans owed to the assignor and assignee, the Administrative Agent hereby agreeing to effect such issuance no later than five (5) Business Days after its receipt of an Assignment and Acceptance executed by all parties thereto. Promptly after receipt of an Assignment and Acceptance executed by all parties thereto, the Administrative Agent shall send to the Company a copy of such executed Assignment and

Acceptance. Upon receipt of such executed Assignment and Acceptance, the Company, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear on the Administrative Agent's letter of acknowledgment. Upon the effectiveness of any assignment pursuant to this Section, the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the other Loan Documents. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except for the purposes of Section
12.04 hereof and the Sections referred to therein). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this Section a revised Annex I to the U. S. Credit Agreement giving effect to all such assignments effected during such month, and will promptly provide the same to the Company and each of the Lenders.

         (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this subsection to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of this Agreement, the Notes or any Loan Document except to the extent such amendment or waiver would (x) extend the Termination Date, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans in which such participant is participating, or postpone the payment of any thereof, or (z) release all or substantially all of the collateral (except as expressly provided in the Loan Documents) supporting any of the Commitments or Loans in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Company hereunder shall be determined as if such Lender had not sold such participation, provided that if the participant is a resident of Canada for purposes of the Income Tax Act (Canada) and has its principal office in Canada, such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender. In addition, each agreement creating any participation must include agreements by the participant to be bound by the provisions of Section
12.14 of the U.S. Credit Agreement as incorporated herein and forbidding the transfer, assignment or sub-participation of such participation.

         (d) The Lenders may furnish any information concerning the Company in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree in writing to be bound by the provisions of Section 12.14 of the U.S. Credit Agreement as incorporated herein by Section 12.01.

         Section 12.04 Survival. The obligations of the Company, the Agent and the Lenders under Sections 5.01, 5.03 and 5.05 hereof, and Sections 12.03 and
12.14 of the U.S. Credit Agreement as incorporated herein by Section 12.01 shall survive the repayment of the Loans and the termination of the Commitments.

         Section 12.05  GOVERNING LAW; SUBMISSION TO JURISDICTION.

         (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ALBERTA, CANADA.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, ANY BANKERS' ACCEPTANCE, OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF TORONTO, ONTARIO, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY
LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER THE COMPANY IN ANY COURT OTHERWISE HAVING JURISDICTION.

         (c) Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         (d) EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR TO DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         Section 12.06 Effectiveness. This Agreement shall not be effective until the date (the "Effective Date") that it is delivered to the Lenders in Toronto, Ontario, Canada, accepted by the Lenders in such place, and executed by the Lenders in such place.

         Section 12.07 Interpretation of Loan Documents. If in the event of any conflict between the terms of Articles VII, VIII, IX and X of this Agreement and the representations, warranties, covenants or events of default contained in any of the Loan Documents (other than the U. S. Credit Agreement), the terms of Articles VII, VIII, IX and X of this Agreement, as appropriate, shall govern.


                          [SIGNATURES BEGIN NEXT PAGE]

                  The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            COMPANY:

                            UMC RESOURCES CANADA LTD.


                                            By: /s/ Jonathan M. Clarkson
                                                ----------------------------
                                                     Jonathan M. Clarkson
                                                     Executive Vice President
                                                     Chief Financial Officer

                                            10th Floor, First Canadian Centre
                                            Suite 1000
                                            350-7th Avenue S.W.
                                            Calgary, Alberta  T2P 3N9
                                            Telecopier No:  (403) 298-8984
                                            Telephone No.   (403) 264-3333

                                            with a copy to:

                                            1201 Louisiana, Suite 1400
                                            Houston, Texas 77002
                                            Telecopier No.: (713) 653-5024
                                            Telephone No.: (713) 654-9110
                                            Attention: Frank D. Willoughby
                                                       and Robert K. Reeves

                                            THE CHASE MANHATTAN BANK OF CANADA


                                            By: /s/ Christine Chan
                                               ------------------------------
                                                    Christine Chan
                                                    Vice President

                                            Lending Office for Base Rate
                                            Loans:

                                            The Chase Manhattan Bank of Canada
                                            1 First Canadian Place
                                            100 King Street West
                                            Suite 6900, P.O. Box 106
                                            Toronto, Ontario M5X 1A4

                                            Address for Notices:

                                            The Chase Manhattan Bank of Canada
                                            1 First Canadian Place
                                            100 King Street West
                                            Suite 6900, P.O. Box 106
                                            Toronto, Ontario M5X 1A4
                                            Attn:  Christine Chan

                                            with a copy to:

                                            Chase Bank of Texas, N.A.
                                            600 Travis
                                            Houston, Texas  77002
                                            Telecopier No.:  (713) 216-4117
                                            Telephone No.:  (713) 216-8869
                                            Attention:  Peter Licalzi

                                            TORONTO DOMINION BANK


                                            By:
                                                -----------------------------
                                            Name:
                                                -----------------------------
                                            Title:
                                                -----------------------------

                                            By:
                                                -----------------------------
                                            Name:
                                                -----------------------------
                                            Title:
                                                -----------------------------

                                            Lending Office for Base Rate
                                            Loans:

                                            8th Floor
                                            Home Oil Tower
                                            324 8th Ave. S.W.
                                            Calgary, Alberta T2P 2Z2


                                            Address for Notices:

                                            Toronto Dominion Bank
                                            Corporate Investment Banking Group
                                            8th Floor
                                            Home Oil Tower
                                            324 8th Ave. S.W.
                                            Calgary, Alberta T2P 2Z2
                                            Telecopier No.: (403) 292-2772
                                            Telephone No.: (403) 299-7918
                                            Attention:  Phil Ghali

                                          THE CHASE MANHATTAN BANK OF CANADA, as
                                          Administrative Agent


                                          By: /s/ Christine Chan
                                              ------------------------------
                                                       Christine Chan
                                                       Vice President

                                          Address for Notices to Chase
                                          Administrative Agent:

                                          The Chase Manhattan Bank of Canada
                                          1 First Canadian Place
                                          100 King Street West
                                          Suite 6900, P.O. Box 106
                                          Toronto, Ontario M5X 1A4
                                          Attn:  Christine Chan

                                          Telecopier No.: (416) 216-4161
                                          Telephone No.:  (416) 216-4133

                                   EXHIBIT A

                                  FORM OF NOTE


$________________                   ______________, 199__


         FOR VALUE RECEIVED, UMC RESOURCES CANADA LTD., a company continued under the laws of the Province of British Columbia (the "Company"), hereby promises to pay to the order of ___________________ (the "Lender"), for the account of its Applicable Lending Office as provided for by the Credit Agreement (as hereinafter defined), at the Principal Office of The Chase Manhattan Bank of Canada, as Administrative Agent, the principal sum of _____________________________ ____________________ ($__________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Company under the Credit Agreement) in lawful money of Canada and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such Principal Office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, interest rate and maturity of each Loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedules attached hereto or any continuation thereof.

         This Note is a Note referred to in that certain Credit Agreement dated as of March 27, 1998 between the Company, each of the lenders that is a party thereto and The Chase Manhattan Bank of Canada, as the administrative agent (as such may be amended from time to time, the "Credit Agreement"), and evidences the Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                  This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the Loan Documents. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein and other pertinent terms.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ALBERTA, CANADA.

                                                   UMC RESOURCES CANADA LTD.


                                                   By:
                                                       ---------------------
                                                        Jonathan M. Clarkson
                                                        Executive Vice President
                                                        Chief Financial Officer

                                    SCHEDULE
                                       OF
                   LOAN AND PAYMENTS OF PRINCIPAL AND INTEREST

                                    Amount of                             Unpaid
                                     Principal         Amount of         Principal
                  Amount of          Paid or            Interest          Balance           Notation
  Date              Loan             Prepaid             Paid            of Loan            Made by
  ----              ----             -------             ----            -------            -------


--------          ---------         ---------          ---------         ---------          ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------          ---------
--------          ---------         ---------          ---------         ---------          =========
--------          ---------         ---------          ---------         ---------          ---------
--------          ---------         ---------          ---------         ---------         =========
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------
--------          ---------         ---------          ---------         ---------

                                    EXHIBIT B

                           FORM OF BANKER'S ACCEPTANCE

                                    EXHIBIT C

                                    [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE

Dated: ________________, 199__

         Reference is made to that certain Credit Agreement dated as of March 27, 1998 among UMC Resources Canada Ltd., a company continued under the laws of the Province of British Columbia (the "Company"), The Chase Manhattan Bank of Canada, as Administrative Agent, and the lenders parties thereto (such Credit Agreement together with all amendments and supplements thereto being the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance, between the Assignor (as defined and set forth on Schedule I hereto and made a part hereof) and the Assignee (as defined and set forth on Schedule I hereto and made a part hereof) is dated as of the Effective Date (as set forth on Schedule I hereto and made a part hereof).

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "Assigned Interest") in and to all the Assignor's rights and obligations under the Credit Agreement respecting those, and only those, Commitments, Loans and Bankers' Acceptances contained in the Credit Agreement as are set forth on Schedule I, in a principal amount as set forth on Schedule I.

         2. The Assignor (i) represents and warrants that it owns the Assigned Interest free and clear from any lien or adverse claim; (ii) other than the representation and warranty set forth in clause (i) above, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument, document or agreement delivered in connection therewith, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of either OEI-Delaware or the Company or the performance or observance by OEI-Delaware or any of its Subsidiaries, including the Company, or of any of their respective obligations under the Credit Agreement, or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by it evidencing the Assigned Interest and requests that the Company exchange such Notes for new Notes payable to the Assignor (if the Assignor has retained any interest in the Assigned Interest) and new Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.02 of the U.S. Credit Agreement, or if later, the most recent financial statements delivered pursuant to Section
8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis; (iii) agrees that it will, independently and without reliance upon either the Administrative Agent, any other Lender or the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it and (v) represents and warrants that it is a resident of Canada for purposes of the Income Tax Act (Canada) and has its principal office in Canada.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Company effective as of the Effective Date (which Effective Date shall, unless otherwise agreed, be at least five (5) Business Days after the execution of this Assignment and Acceptance).

         5. Upon delivery to the Company, all payments under the Credit Agreement in respect of the Assigned Interest (including without limitation, all payments of principal, interest and fees with respect thereto) for the period up to, but not including, the Effective Date, shall be made to the Assignor, and for the period from and after the Effective Date shall be made to the Assignee. Assignor and Assignee hereby agree that if Assignor receives any of the payments referred to in the preceding sentence which should have been made to Assignee, or if Assignee receives any of the payments referred to in the previous sentence which should have been made to Assignor, such payments shall promptly be paid by Assignor to Assignee, or by Assignee to Assignor, as the case may be, in full.

         6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance and Section 12.03 of the Credit Agreement, have the rights and obligations thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance and Section 12.03 of the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ALBERTA,
CANADA.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule I hereto.

                                     ---------------------------------------
                                     as Assignor

                                     By:
                                        ------------------------------------
                                     Name:
                                        ------------------------------------
                                     Title:
                                        ------------------------------------


                                     ----------------------------------------
                                     as Assignee

                                     By:
                                        -------------------------------------
                                     Name:
                                        -------------------------------------
                                     Title:
                                        -------------------------------------

                                             APPROVED:

                                             UMC RESOURCES CANADA LTD.

                                             By:
                                                ----------------------------
                                             Name:
                                                ----------------------------
                                             Title:
                                                ----------------------------

                                             THE CHASE MANHATTAN BANK OF
                                             CANADA, as Administrative Agent

                                             By:
                                                ----------------------------
                                             Name:
                                                ----------------------------
                                             Title:
                                                ----------------------------

                     SCHEDULE I TO ASSIGNMENT AND ACCEPTANCE


Assignor:

         Total Commitment of Assignor Prior to Effective Date:                  $______________
         Total Commitment of Assignor After Effective Date:                     $______________

Assignee:

         Total Commitment of Assignee Prior to Effective Date:                  $______________
         Total Commitment of Assignee After Effective Date:                     $______________

Effective Date of Assignment:                               , 199

Amount of Total Commitment Assigned: $


Principal Amount                             Percentage Assigned
(or amount of Commitment)                   (Shown as a percentage of
       Assigned                                aggregate Commitments)

$--------------                             --------%


                                            Assignee's

                                            Address for Notice:
                                            ------------------------------
                                            ------------------------------
                                            ------------------------------


                                            Lending Office:

                                            ------------------------------
                                            ------------------------------
                                            ------------------------------
                                            Attn:_________________________
                                            Telex No:____________________
                                            Telecopy No:__________________
                                            Telephone No:________________

                                    EXHIBIT D

                                    [FORM OF]

                    BORROWING, RENEWAL AND CONVERSION REQUEST


_____________________, 199__

         UMC Resources Canada Ltd., a company continued under the laws of the Province of British Columbia (the "Company"), pursuant to the Credit Agreement dated as of March 27, 1998 among the Company, The Chase Manhattan Bank of Canada, as Administrative Agent, and the lenders parties thereto (such Credit Agreement together with all amendments and supplements thereto being the "Credit Agreement"), hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

1.       Borrowings:

         (a)      Aggregate amount of new Borrowings to be $________________;

         (b)      Requested funding date is _________________, 199__;

         (c) $_____________________ of such Borrowings are to be Bankers' Acceptances;

                  $_____________________ of such Borrowings are to be Base Rate Loans; and

         (d)      Length of Interest Period for Bankers' Acceptances is:

                  -------------------------.

2. Bankers' Acceptance Renewals for Bankers' Acceptances maturing on _________________:

         (a) Aggregate amount to be renewed as Bankers' Acceptances is $_______________;

         (b) Aggregate amount to be converted to Base Rate Loans is $_______________;

         (c) Length of Interest Period for renewed (or reissued) Bankers' Acceptances is ________________________.

3.       Conversion of Outstanding Base Rate Loans by issuance of Bankers'
         Acceptances:

         Convert $__________________ of the outstanding Base Rate Loans by issuance of Bankers' Acceptances on ____________________ with an Interest Period of ______________________.

         The undersigned certifies that he is the _____________________ of the Company, and that as such he is authorized to execute this certificate on behalf of the Company. The undersigned further certifies, represents and warrants on behalf of the Company that the Company is entitled to receive the requested Borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                                                 UMC RESOURCES CANADA, LTD.

                                                 By:
                                                       ------------------------
                                                 Name:
                                                       ------------------------
                                                 Title:
                                                       ------------------------






                                       D-2